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                                                                   EXHIBIT 10.24


                               AMENDMENTAND WAIVER


         AMENDMENT AND WAIVER (this "Amendment"), dated as of June 14, 1999, among GOLDEN SKY HOLDINGS, INC., a corporation organized and existing under the laws of the State of Delaware ("Holdings"), GOLDEN SKY SYSTEMS, INC., a corporation organized and existing under the laws of the State of Delaware (the "Borrower"), the Banks party hereto from time to time, PARIBAS (formerly known as Banque Paribas), as Syndication Agent, FLEET NATIONAL BANK, as Administrative Agent, and GENERAL ELECTRIC CAPITAL CORPORATION, as Documentation Agent. Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.


                              W I T N E S S E T H :

         WHEREAS, the Borrower, the Banks, the Agents and the Documentation Agent are parties to an Amended and Restated Credit Agreement, dated as of July 7, 1997, amended and restated as of May 8, 1998 (as amended, modified and supplemented to the date hereof, the "Credit Agreement"); and

         WHEREAS, the parties hereto wish to waive a certain provision of the Credit Agreement; and

         WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

         NOW, THEREFORE, it is agreed:

         1. Amendment: Section 8.10 of the Credit Agreement shall be amended by
(i) deleting the number "$325.00" appearing therein and (ii) inserting in lieu thereof the following:

         "$425.00 (except for the conversion of Primestar subscribers prior to March 31, 2002, in which case the Gross Subscriber Acquisition Cost for such subscribers in any fiscal quarter shall not exceed $575.00 )."

         2. Waiver: Notwithstanding anything to the contrary contained in the Credit Agreement, the undersigned Banks hereby waive the limitation on Gross Subscriber Acquisition Costs set forth in Section 8.10 of the Credit Agreement for the Fiscal Quarter Ended March 31, 1999.

         3. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that (i) no Default or Event of Default shall exist and (ii) all of the representations, warranties and agreements contained in the Credit Documents shall be true and correct in all material respects, in each case on the Amendment Effective Date (as defined below) and after giving effect to this Amendment.


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         4. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

         5. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agents.

         6. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         7. This Amendment shall become effective on the date (the "Amendment Effective Date") when the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile) the same to the Administrative Agent.

         8. From and after the Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to such Credit Agreement as amended hereby.

                                     * * *





                                      -2-
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                  IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.



                                     GOLDEN SKY HOLDINGS, INC.


                                     By:
                                        ---------------------------------------
                                        Name:
                                        Title:



                                     GOLDEN SKY SYSTEMS, INC.


                                     By:
                                        ---------------------------------------
                                        Name:
                                        Title:





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                                     PARIBAS,
                                       Individually and as Syndication Agent
                                       and Managing Agent


                                     By:
                                        ---------------------------------------
                                        Name:
                                        Title:


                                     By:
                                        ---------------------------------------
                                        Name:
                                        Title:


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                                     FLEET NATIONAL BANK,
                                       Individually and as Administrative Agent and Managing Agent


                                     By:
                                        ---------------------------------------
                                        Name:
                                        Title:








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                                     GENERAL ELECTRIC CAPITAL
                                      CORPORATION,
                                       Individually and as Documentation Agent



                                     By:
                                        ---------------------------------------
                                        Name:
                                        Title:



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                                     PAMCO CAYMEN LTD.
                                     By:  HIGHLAND CAPITAL MANAGEMENT, L.P.,
                                      as Collateral Manager


                                     By:
                                        ---------------------------------------
                                        Name:
                                        Title:



                                     PAM CAPITAL FUNDING, L.P.
                                     By:  HIGHLAND CAPITAL MANAGEMENT, L.P.
                                      as Collateral Manager



                                     By:
                                        ---------------------------------------
                                        Name:
                                        Title:



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                                     STATE STREET BANK AND TRUST COMPANY



                                     By:
                                        ---------------------------------------
                                        Name:
                                        Title:



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                                     UNION BANK OF CALIFORNIA



                                     By:
                                        ---------------------------------------
                                        Name:
                                        Title:



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                                     IBJ WHITEHALL FINANCIAL GROUP



                                     By:
                                        ---------------------------------------
                                        Name:
                                        Title:



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                                     FREMONT FINANCIAL CORPORATION



                                     By:
                                        ---------------------------------------
                                        Name:
                                        Title:





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                                     MERRILL LYNCH CAPITAL CORP.



                                     By:
                                        ---------------------------------------
                                        Name:
                                        Title:





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                                     DLJ CAPITAL FUNDING, INC.



                                     By:
                                        ---------------------------------------
                                        Name:
                                        Title:





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The undersigned hereby
acknowledge and consent
to the execution of the foregoing
amendment and transactions provided
for herein.


GOLDEN SKY HOLDINGS, INC.


By:
   -----------------------------------
   Name:
   Title:



GOLDEN SKY SYSTEMS, INC.


By:
   -----------------------------------
   Name:
   Title:



ARGOS SUPPORT SERVICES COMPANY


By:
   -----------------------------------
   Name:
   Title:



PRIMEWATCH, INC.


By:
   -----------------------------------
   Name:
   Title: